UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005
HERBALIFE LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	1-32381 (Commission File Number)	98-0377871 (I.R.S. Employer Identification Number)
PO Box 309 GT, Ugland House
South Church Street, Grand Cayman
Cayman Islands
(Address of principal executive offices)
Registrant’s telephone number, including area code:          c/o (310) 410-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01 Other Events.
     On November 14, 2005, Herbalife Ltd. issued a press release announcing the filing of a Registration Statement on Form S-3 for a proposed secondary offering by certain selling shareholders.
     A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description of Exhibit
99.1	Press Release of Herbalife Ltd. dated November 14, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 14, 2005

HERBALIFE LTD.
By:	/s/ DAVID PEZZULLO
David Pezzullo
Senior Vice President -- Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Herbalife Ltd. dated November 14, 2005